GE PRIVATE ASSET MANAGEMENT FUNDS

POWER OF ATTORNEY

I, THE UNDERSIGNED Trustee of GE Private Asset Management Funds hereby constitute and appoint Gurinder Ahluwalia, Regina M. Fink, Philip H. McKinley and each of them singly, my true and lawful attorneys-in-fact, with full power and substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Fund on Form N-1A and N-8A or any successor(s) thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith and any applications for exemptive orders and amendments thereto, and generally to do all such things in my name necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This Power of Attorney is effective for all documents filed on or after the date hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 6th day of December, 2005.

/s/ John A. Fibiger
John A. Fibiger

GE PRIVATE ASSET MANAGEMENT FUNDS

POWER OF ATTORNEY

I, THE UNDERSIGNED Trustee of GE Private Asset Management Funds hereby constitute and appoint Gurinder Ahluwalia, Regina M. Fink, Philip H. McKinley and each of them singly, my true and lawful attorneys-in-fact, with full power and substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Fund on Form N-1A and N-8A or any successor(s) thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith and any applications for exemptive orders and amendments thereto, and generally to do all such things in my name necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This Power of Attorney is effective for all documents filed on or after the date hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 6th day of December, 2005.

/s/ Dwight M. Jaffe
Dwight M. Jaffe

GE PRIVATE ASSET MANAGEMENT FUNDS

POWER OF ATTORNEY

I, THE UNDERSIGNED Trustee of GE Private Asset Management Funds hereby constitute and appoint Gurinder Ahluwalia, Regina M. Fink, Philip H. McKinley and each of them singly, my true and lawful attorneys-in-fact, with full power and substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Fund on Form N-1A and N-8A or any successor(s) thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith and any applications for exemptive orders and amendments thereto, and generally to do all such things in my name necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This Power of Attorney is effective for all documents filed on or after the date hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 6th day of December, 2005.

/s/ Douglas A. Paul
Douglas A. Paul